UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, DC 20549

                              FORM 8-K

                           CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of report (Date of earliest event reported): September 1, 2005

                    WINDOW ROCK CAPITAL CORPORATION
         (Exact name of registrant as specified in its charter)

                                Nevada
             (State or other jurisdiction of incorporation)

                                0-29260
                         (Commission File Number)

                              86-1040643
                 (IRS Employer Identification Number)

                    3155 East Patrick Lane, Suite 1
                     Las Vegas, Nevada 89120-3418
                (Address of principal executive offices)

                             832-225-1372
           (Registrants telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 31, 2005, West Coast Stock Transfer, Inc. began servicing Window Rock Capital Corporation stock transfer account. West Coast Stock Transfer is located at 850 West Hastings Street, Suite 311, Vancouver, British Columbia V6E 1E1 Canada. The telephone number for West Coast Stock Transfer is 1-604-801-5022.

The Window Rock Capital Corporation Board of Directors voted to terminate Computershare Trust Company, Inc.


                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 1, 2005
                                     WINDOW ROCK CAPITAL CORPORATION


                                     By: /s/ Charles R. Shirley
                                     Name: Charles R. Shirley
                                     Title: Chairman, CEO, and
                                            Corporate Secretary